SETTLEMENT AGREEMENT BETWEEN THE REGISTRANT,
             DIVERSIFIED, AND THE TRUSTEE WITH MEMORANDUM OF
            AGREED-UPON MODIFICATIONS AND AMENDMENTS

                       SETTLEMENT AGREEMENT

    THIS SETTLEMENT AGREEMENT (the "Agreement") is made and entered into by and among Equity Growth Systems, Inc. a publicly held Delaware corporation ("Equity Growth Systems"); Edward Granville-Smith, Trustee, a Florida resident (the "Trustee"); and, Diversified Corporate Consulting Group, L.L.C., a Delaware limited liability company (Diversified" Equity Growth Systems, the Trustee and Diversified being collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                            PREAMBLE:

    WHEREAS, Equity Growth Systems owes Diversified in excess of
    $100,000.00 for consulting services, out of pocket costs and disbursements; and

    WHEREAS, Diversified owes the Trustee $30,000.00 in conjunction with the assumption of a note originally payable by Warren A. McFadden and secured by 110,000 free trading shares of Equity Systems common stock, a copy of the current note from Diversified to the Trustee having been included as an exhibit to Equity Growth System's Report on Form 10-KSB for the year ended December 31, 1995 (the "Note"); and

    WHEREAS, Diversified has an option to purchase 200,000 shares of Equity Growth Systems' common stock, registered with the Securities and Exchange Commission on Form S-8 during 1996, a copy of such S-8 being available through the Securities and Exchange Commission's EDGAR system (the "S-8 Stock"), the exercise price thereof being an aggregate of $80,000; and

    WHEREAS, the Parties are willing to settle all of their outstanding claims against each other on the terms set forth below:

    NOW, THEREFORE, in consideration of the premises, as will as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:


                          WITNESSETH:

    First:       Terms of Settlement

    Diversified, the Trustee and Equity Growth Systems hereby agree to settle all of their outstanding claims against each other and their members, partners, officers, directors, agents and affiliates, on the following terms:

    A. In full payment of the option exercise price for the S-8 Stock, Diversified hereby cancels the debt owed by Equity Growth Systems, Inc. as of December 31, 1997, as evinced by the statement from Diversified to Equity Growth Systems annexed hereto and made a part hereof as exhibit 1-A.

    B. In full payment of the Note, Diversified hereby assigns to the Trustee the 110,000 shares of stock purchased from Warren A.
    McFadden.

    Second: Mutual Releases

    In consideration for the exchange of covenants reflected above but excepting only the obligations created by this agreement, the Parties hereby each release, discharge and forgive the other, and each of the others' members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.

    Third:  Miscellaneous

    3.1 Amendment.

    No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

    3.2  Notice.

    All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

                    To Equity Growth Systems:
  3821 B Tamiami Trail, Suite 201; Port Charlotte, Florida 33949
               Attention: Edward Granville-Smith.


                         To the Trustees:
                    Edward Granville-Smith.
  3821 B Tamiami Trail, Suite 201; Port Charlotte, Florida 33949

                         To Diversified:
       1941 Southeast 51 at Terrace, Ocala, Florida 34471
               Attention: William A. Calvo, III.

    Or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

    3.3 Merger.

    This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

    3.4 Survival.

    The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

    3.5 Severability.

    If any provision or any portion of any provision of this agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provisions and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

    3.6 Governing Law.

    This Agreement shall be construed in accordance with the laws of the State of New York and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be in Greene County, New York.

    3.7 Indemnifications.

    Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise; provided that, such claims are asserted by third parties unrelated to the Parties. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' throughout any negotiations, trials or appeals, whether or not any suit is instituted.

    3.8 Litigation.

    In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

    3.9 Benefit of Agreement.

    The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assign, personal representatives, estate, heirs and legatees.

    3.10 Captions.

    The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

    3.11 Number and Gender.

    All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors, and assigns may require.

    3.12 Further Assurances.

    The Parties agree to do , execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers or attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.


    3.13 Status.

    Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of settling debtor and creditor.

    3.14 Counterparts.

    This Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart. Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

    3.15 License.

    This Agreement is the property of Diversified. The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form ofagreement or of any derivation thereof without Diversified's P.C.'s prior written permission is prohibited.
            *         *         *         *
    IN WITNESS WHEREOF, the Parties have caused the Agreement to be executed effective as of the 29th day of April, 1997.

    Signed, sealed and delivered
       In Our Presence:

   ____________________________           Equity Growth Systems, Inc.
                                          By:_______________________

   ____________________________           Edward Granville-Smith, CEO


    (CORPORATE SEAL.)

   ____________________________

                                          ___________________________
   ____________________________           EdwardGranville-Smith,
                                          Trustee


                           Diversified Corporate Consulting Group,
                           L.L.C.

    ___________________________

    ___________________________   By:_______________________________
                                  William A. Calvo, III, Managing
                                  Member